UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21374

Registrant Name:	PIMCO Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	April 30, 2015

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Income Strategy Fund

April 30, 2015 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 119.2%
BANK LOAN OBLIGATIONS 0.6%
Clear Channel Communications, Inc.
6.928% due 01/30/2019		$1,900	$1,822

Total Bank Loan Obligations (Cost $1,786)			1,822

CORPORATE BONDS & NOTES 52.3%
BANKING & FINANCE 27.0%
American International Group, Inc.
6.250% due 03/15/2087		5,476	6,268
8.175% due 05/15/2068		693	963
Banco do Brasil S.A.
9.000% due 06/18/2024 (e)		500	465
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	500	561
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	3,700	7,646
BGC Partners, Inc.
5.375% due 12/09/2019		$3,040	3,137
Citigroup, Inc.
5.950% due 05/15/2025 (e)		2,400	2,390
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	200	236
7.500% due 06/23/2026 (e)	GBP	1,600	2,508
7.875% due 01/23/2024 (e)		$1,000	1,066
GSPA Monetization Trust
6.422% due 10/09/2029		2,401	2,750
Jefferies Finance LLC
6.875% due 04/15/2022		4,000	3,840
LBG Capital PLC
9.125% due 07/15/2020	GBP	1,134	1,810
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$400	575
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	3,600	5,910
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$2,100	1,911
Navient Corp.
5.500% due 01/15/2019		6,100	6,216
5.625% due 08/01/2033		100	82
5.875% due 03/25/2021		200	199
Novo Banco S.A.
2.625% due 05/08/2017	EUR	100	110
4.750% due 01/15/2018		400	458
5.000% due 04/04/2019		101	117
5.000% due 04/23/2019		311	359
5.000% due 05/14/2019		206	237
5.000% due 05/21/2019		115	133
5.000% due 05/23/2019		115	132
5.875% due 11/09/2015		900	1,018
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		$2,701	2,866
Rabobank Group
8.400% due 06/29/2017 (e)		300	331
Rio Oil Finance Trust
6.250% due 07/06/2024		8,200	8,144
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,500	1,442
6.299% due 05/15/2017		2,600	2,577
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		3,000	2,887
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	1,098	1,621
6.052% due 10/13/2039		555	903
TIG FinCo PLC
8.500% due 03/02/2020		111	179
8.750% due 04/02/2020		594	922
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		$1,500	1,339
6.902% due 07/09/2020		5,100	4,934

			79,242

INDUSTRIALS 15.1%
Anadarko Petroleum Corp.
7.000% due 11/15/2027		1,600	1,889
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		1,700	1,402
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		3,855	2,977
11.250% due 06/01/2017 ^		1,600	1,208
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		900	926
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		1,049	1,178
Forbes Energy Services Ltd.
9.000% due 06/15/2019		612	447
Ford Motor Co.
7.700% due 05/15/2097		9,030	11,678
Gulfport Energy Corp.
6.625% due 05/01/2023		1,000	1,023
7.750% due 11/01/2020		300	318
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,000	948
Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		200	204
5.500% due 04/15/2025		200	205
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		1,139	979
6.750% due 10/01/2023		372	322
Pertamina Persero PT
6.450% due 05/30/2044		5,249	5,616
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,018
Scientific Games International, Inc.
10.000% due 12/01/2022		$2,000	1,865
Sequa Corp.
7.000% due 12/15/2017		2,774	1,935
Tembec Industries, Inc.
9.000% due 12/15/2019		1,000	1,023
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022 (b)		700	710
8.750% due 02/01/2019		1,410	1,496
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	502	805
Westmoreland Coal Co.
8.750% due 01/01/2022		$3,026	3,026
ZF North America Capital, Inc.
4.000% due 04/29/2020		400	405
4.500% due 04/29/2022		400	404
4.750% due 04/29/2025		400	403

			44,410

UTILITIES 10.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		2,500	2,722
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		3,000	2,557
6.000% due 11/27/2023		7,400	6,882
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	199
Illinois Power Generating Co.
6.300% due 04/01/2020 (h)		1,420	1,353
7.000% due 04/15/2018 (h)		2,400	2,334
7.950% due 06/01/2032		200	193
Northwestern Bell Telephone
7.750% due 05/01/2030 (h)		7,000	7,575
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	230	246
3.151% due 03/17/2020		$130	122
4.875% due 03/17/2020		230	222
5.750% due 01/20/2020		70	70
6.625% due 01/16/2034	GBP	100	140
6.750% due 01/27/2041		$1,200	1,113
7.875% due 03/15/2019		3,200	3,490
Rosneft Finance S.A.
6.625% due 03/20/2017		500	505

7.875% due 03/13/2018	200	205

		29,928

Total Corporate Bonds & Notes (Cost $150,254)		153,580

MUNICIPAL BONDS & NOTES 8.2%
CALIFORNIA 1.6%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	600	664
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,600	4,131

		4,795

ILLINOIS 2.2%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	6,438

NEBRASKA 2.6%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,400	7,574

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	395	303

WEST VIRGINIA 1.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,765	5,017

Total Municipal Bonds & Notes (Cost $22,485)		24,127

U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
3.500% due 12/25/2032 - 01/25/2043 (a)	1,705	235
4.000% due 11/25/2042 (a)	3,606	529
9.738% due 06/25/2043	3,909	4,358
11.783% due 06/25/2043	4,055	4,498
14.462% due 12/25/2040	132	204
Freddie Mac
2.500% due 10/15/2027 (a)	59,667	5,246
9.641% due 11/15/2040	531	567

Total U.S. Government Agencies (Cost $15,812)		15,637

MORTGAGE-BACKED SECURITIES 21.0%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	87	74
Banc of America Funding Trust
6.000% due 08/25/2036 ^	2,996	2,945
6.000% due 03/25/2037 ^	1,681	1,448
6.000% due 08/25/2037 ^	2,723	2,402
BCAP LLC Trust
5.421% due 03/26/2037	825	276
19.097% due 06/26/2036	174	54
Bear Stearns ALT-A Trust
2.554% due 11/25/2036	335	229
2.746% due 09/25/2035 ^	629	518
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	1,053	990
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	9	8
6.000% due 02/25/2037 ^	863	746
6.000% due 07/25/2037 ^	552	485
6.250% due 10/25/2036 ^	1,611	1,428
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	108	111
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,151	1,905
6.000% due 08/25/2037 ^	895	698
Countrywide Alternative Loan Trust
5.442% due 04/25/2036 ^	1,103	860
5.500% due 03/25/2035	285	261
5.500% due 12/25/2035 ^	3,418	3,000
5.500% due 03/25/2036 ^	132	112
5.750% due 01/25/2035	338	345
6.000% due 02/25/2035	322	336
6.000% due 08/25/2036 ^	160	148
6.000% due 04/25/2037 ^	1,027	855
6.250% due 11/25/2036 ^	644	611
6.250% due 12/25/2036 ^	1,424	1,190
6.500% due 08/25/2036 ^	408	335

Countrywide Home Loan Mortgage Pass-Through Trust
2.467% due 02/20/2035	61	61
5.500% due 10/25/2035 ^	784	740
5.750% due 03/25/2037 ^	526	479
6.000% due 05/25/2036 ^	1,241	1,147
6.000% due 02/25/2037 ^	436	420
6.000% due 03/25/2037 ^	593	559
6.000% due 04/25/2037 ^	112	105
6.250% due 09/25/2036 ^	625	584
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 02/25/2037 ^	342	307
6.750% due 08/25/2036 ^	1,211	947
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
1.481% due 06/25/2034	2,030	1,465
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^	126	117
6.000% due 02/25/2036	4,279	3,711
HarborView Mortgage Loan Trust
0.901% due 01/19/2035	321	288
2.589% due 07/19/2035	53	46
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^	1,986	1,345
JPMorgan Alternative Loan Trust
2.528% due 03/25/2037 ^	1,523	1,197
2.571% due 03/25/2036 ^	1,686	1,351
6.310% due 08/25/2036 ^	1,185	959
JPMorgan Mortgage Trust
2.478% due 01/25/2037 ^	515	459
2.573% due 02/25/2036 ^	498	435
5.000% due 03/25/2037 ^	954	829
5.750% due 01/25/2036 ^	80	74
6.000% due 08/25/2037 ^	223	202
Merrill Lynch Mortgage Investors Trust
2.752% due 03/25/2036 ^	1,474	1,012
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036 ^	915	769
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	947	792
6.000% due 09/25/2036 ^	398	279
6.000% due 03/25/2037 ^	642	459
6.000% due 05/25/2037 ^	1,379	1,223
6.000% due 07/25/2037 ^	980	731
6.250% due 09/25/2037 ^	1,638	1,166
Residential Funding Mortgage Securities, Inc. Trust
3.671% due 08/25/2036 ^	1,751	1,536
6.000% due 09/25/2036 ^	225	207
6.000% due 01/25/2037 ^	568	522
6.000% due 06/25/2037 ^	2,934	2,596
Structured Adjustable Rate Mortgage Loan Trust
2.413% due 11/25/2036 ^	1,581	1,293
4.755% due 03/25/2037 ^	531	386
5.001% due 01/25/2036 ^	1,326	994
5.180% due 05/25/2036 ^	1,694	1,405
5.355% due 07/25/2036 ^	572	489
Suntrust Adjustable Rate Mortgage Loan Trust
2.567% due 02/25/2037 ^	272	237
2.727% due 04/25/2037 ^	1,678	1,427
WaMu Mortgage Pass-Through Certificates Trust
2.198% due 12/25/2046	485	451
2.243% due 09/25/2036 ^	204	185
4.386% due 02/25/2037 ^	562	526
6.043% due 10/25/2036 ^	779	659
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 07/25/2036 ^	317	302
2.648% due 07/25/2036 ^	1,098	1,065
5.750% due 03/25/2037 ^	349	341
6.000% due 06/25/2037 ^	200	203
6.000% due 07/25/2037 ^	309	305

Total Mortgage-Backed Securities (Cost $56,601)		61,757

ASSET-BACKED SECURITIES 18.3%
Asset-Backed Funding Certificates Trust
0.331% due 10/25/2036	8,398	7,384
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036	256	212
Countrywide Asset-Backed Certificates
0.434% due 09/25/2046	3,189	2,078
0.741% due 12/25/2035	3,500	3,277
Countrywide Asset-Backed Certificates Trust
5.199% due 08/25/2035	3,000	2,965
GSAA Home Equity Trust
5.772% due 11/25/2036 ^	7,598	4,619
GSAMP Trust
1.156% due 03/25/2035 ^	8,855	5,760

JPMorgan Mortgage Acquisition Trust
0.494% due 04/25/2036		6,000	4,120
Lehman XS Trust
5.345% due 06/24/2046		3,315	2,563
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035		293	297
Mid-State Trust
6.340% due 10/15/2036		692	754
Morgan Stanley ABS Capital, Inc. Trust
0.471% due 01/25/2036		4,300	3,878
1.171% due 06/25/2035		500	451
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		501	381
Residential Asset Mortgage Products Trust
0.461% due 09/25/2036		400	336
Residential Asset Securities Corp. Trust
0.651% due 09/25/2035		13,627	10,872
Securitized Asset-Backed Receivables LLC Trust
0.321% due 05/25/2036		6,697	3,774

Total Asset-Backed Securities (Cost $52,277)			53,721

SOVEREIGN ISSUES 0.5%
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	201,000	1,070
4.750% due 04/17/2019	EUR	300	248

Total Sovereign Issues (Cost $1,645)			1,318

	SHARES
COMMON STOCKS 0.0%
FINANCIALS 0.0%
TIG TopCo Ltd. (f)		91,836	121

Total Common Stocks (Cost $136)			121

PREFERRED SECURITIES 5.8%
BANKING & FINANCE 4.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		6,000	7,479
GMAC Capital Trust
8.125% due 02/15/2040		207,100	5,443

			12,922

UTILITIES 1.4%
Entergy Texas, Inc.
5.625% due 06/01/2064		153,250	4,014

Total Preferred Securities (Cost $16,163)			16,936

SHORT-TERM INSTRUMENTS 7.2%
REPURCHASE AGREEMENTS (g) 0.7%			2,166

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 4.1%

Fannie Mae
0.081% due 06/03/2015		$200	200
Federal Home Loan Bank
0.066% due 06/03/2015		1,400	1,400
0.068% due 06/05/2015		1,300	1,300
0.081% due 07/24/2015		3,700	3,700
0.083% due 07/24/2015		5,400	5,399

			11,999

U.S. TREASURY BILLS 2.4%
0.048% due 05/14/2015 - 10/08/2015 (d)(j)(l)		6,895	6,895

Total Short-Term Instruments (Cost $21,058)	21,060

Total Investments in Securities (Cost $338,217)	350,079

Total Investments 119.2% (Cost $338,217)	$350,079
Financial Derivative Instruments (i)(k) 0.7% (Cost or Premiums, net $(718))	1,977
Preferred Shares (17.5%)	(51,275)
Other Assets and Liabilities, net (2.4%)	(7,036)

Net Assets Applicable to Common Shareholders 100.0%	$293,745

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	When-issued security.

(c)	Payment in-kind bond security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
TIG TopCo Ltd.	04/02/2015	$136	$121	0.04%

Borrowings and Other Financing Transactions

(g)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	04/30/2015	05/01/2015	$2,166	U.S. Treasury Notes 1.625% due 06/30/2019	$(2,211)	$2,166	$2,166

Total Repurchase Agreements						$(2,211)	$2,166	$2,166

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(2.250%)	04/15/2015	02/12/2017	$(818)	$(814)
	(1.500%)	02/12/2015	04/15/2017	(2,189)	(2,187)
MSC	0.550%	04/10/2015	05/07/2015	(5,655)	(5,657)

Total Reverse Repurchase Agreements					$(8,658)

(2)	The average amount of borrowings outstanding during the period ended April 30, 2015 was $32,809 at a weighted average interest rate of 0.431%.

(h)	Securities with an aggregate market value of $9,238 have been pledged as collateral under the terms of master agreements as of April 30, 2015.

(i)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$ 12,600	$971	$1	$0	$(19)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	1.900%	06/18/2019		$35,800	$943	$793	$0	$(28)
Pay	3-Month USD-LIBOR	2.000%	06/18/2019		99,400	3,056	1,709	0	(79)
Pay	3-Month USD-LIBOR	2.250%	12/17/2019		20,800	857	431	0	(18)
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		94,600	(23,401)	(16,572)	332	0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		95,100	21,199	24,301	0	(333)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		60,900	(9,460)	(3,435)	213	0
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	6,200	105	12	0	(2)
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		3,900	136	39	0	(23)

						$(6,565)	$7,278	$545	$(483)

Total Swap Agreements						$(5,594)	$7,279	$545	$(502)

(j)	Securities with an aggregate market value of $1,318 and cash of $6,499 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2015.

(k)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	05/2015	AUD	168		$128	$0	$(5)
	05/2015	BRL	22,670		7,214	0	(310)
	05/2015	JPY	168,500		1,409	0	(2)
	05/2015		$7,573	BRL	22,670	0	(49)
	05/2015		316	GBP	213	11	0
	06/2015	EUR	9		$12	2	0
	06/2015		$7,150	BRL	22,670	300	0
	07/2015	BRL	868		$314	31	0
	06/2016	EUR	26		36	6	0
	06/2016		$1	EUR	1	0	0
BPS	05/2015		1,417	JPY	168,500	0	(6)
	06/2015	EUR	4		$5	1	0
	06/2015	JPY	168,500		1,418	6	0
BRC	06/2015	EUR	5		7	1	0
	06/2016		5		7	1	0
CBK	05/2015		4,159		4,474	0	(196)
	05/2015	GBP	72		105	0	(5)
	05/2015		$1,927	GBP	1,301	70	0
	06/2015	EUR	5		$7	1	0
	06/2015	GBP	20		31	0	0
	06/2015		$45	EUR	34	0	(7)
DUB	05/2015	BRL	32,288		$10,406	0	(311)
	05/2015	GBP	885		1,316	0	(42)
	05/2015		$10,786	BRL	32,288	0	(69)
	05/2015		23,638	GBP	15,437	57	0
	06/2015	GBP	15,437		$23,634	0	(57)
	06/2015		$10,313	BRL	32,288	299	0
	07/2015	BRL	19,884		$7,329	858	0
	06/2016	EUR	3		4	1	0
FBF	05/2015	BRL	36,948		12,169	37	(131)
	05/2015		$11,533	BRL	36,948	730	0
	06/2015	EUR	7		$10	2	0
	06/2015		$6,412	BRL	19,891	125	0
	07/2015	BRL	19,774		$7,244	809	0
GLM	05/2015	EUR	211		227	0	(10)
	05/2015		$313	EUR	291	13	0
	06/2015		9		7	0	(2)
	07/2015	BRL	18,007		$6,566	705	0
JPM	05/2015		37,901		12,661	81	0
	05/2015		$11,691	BRL	37,901	889	0
	06/2015	GBP	541		$834	4	0
	07/2015	BRL	15,837		5,827	672	0
MSB	05/2015		$4,458	EUR	4,079	123	0
	06/2015	EUR	4,085		$4,467	1	(123)
	06/2016		7		10	2	0
NAB	06/2015		5		7	1	0
	06/2016		15		21	4	0

SCX	05/2015	GBP	15,994		23,655	0	(895)
UAG	06/2015		$353	EUR	319	5	0

Total Forward Foreign Currency Contracts						$5,848	$(2,220)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at April 30, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%		$500	$(98)	$(17)	$0	$(115)
FBF	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR	800	(172)	23	0	(149)
GST	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%		$700	(139)	(21)	0	(160)
HUS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		200	(17)	(8)	0	(25)
	Petrobras International Finance Co.	1.000%	12/20/2024	5.950%		800	(166)	(17)	0	(183)
MYC	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		4,100	(379)	(130)	0	(509)

							$(971)	$(170)	$0	$(1,141)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	6,100	$8	$(66)	$0	$(58)
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021		23,000	(22)	(198)	0	(220)
DUB	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		$92,400	196	148	344	0
FBF	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		16,000	34	25	59	0
GLM	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		21,000	45	33	78	0
MYC	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	40,500	36	(422)	0	(386)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		29,500	(44)	(326)	0	(370)

							$253	$(806)	$481	$(1,034)

Total Swap Agreements							$(718)	$(976)	$481	$(2,175)

(l)	Securities with an aggregate market value of $3,155 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2015.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,822	$0	$1,822
Corporate Bonds & Notes
Banking & Finance	0	76,492	2,750	79,242
Industrials	0	43,232	1,178	44,410
Utilities	0	29,928	0	29,928
Municipal Bonds & Notes
California	0	4,795	0	4,795
Illinois	0	6,438	0	6,438
Nebraska	0	7,574	0	7,574
Virginia	0	303	0	303
West Virginia	0	5,017	0	5,017
U.S. Government Agencies	0	15,637	0	15,637
Mortgage-Backed Securities	0	61,757	0	61,757
Asset-Backed Securities	0	53,721	0	53,721
Sovereign Issues	0	1,318	0	1,318
Common Stocks
Financials	0	0	121	121
Preferred Securities
Banking & Finance	5,443	7,479	0	12,922
Utilities	4,014	0	0	4,014
Short-Term Instruments
Repurchase Agreements	0	2,166	0	2,166
Short-Term Notes	0	11,999	0	11,999
U.S. Treasury Bills	0	6,895	0	6,895

Total Investments	$9,457	$336,573	$4,049	$350,079

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	545	0	545
Over the counter	0	6,329	0	6,329
	$0	$6,874	$0	$6,874

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(502)	0	(502)
Over the counter	0	(4,395)	0	(4,395)

	$0	$(4,897)	$0	$(4,897)

Totals	$9,457	$338,550	$4,049	$352,056

There were no significant transfers between Levels 1 and 2 during the period ended April 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2015:

Category and Subcategory	Beginning Balance at 07/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2015 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,533	$0	$(40)	$1	$0	$256	$0	$0	$2,750	$0
Industrials	2,043	0	(788)	(17)	(25)	(35)	0	0	1,178	0
Utilities	1,269	0	(1,214)	(1)	23	(77)	0	0	0	0
Mortgage-Backed Securities	19,941	(20,173)	0	0	0	232	0	0	0	0
Common Stocks
Financials	0	136	0	0	0	(15)	0	0	121	(15)

Totals	$25,786	$(20,037)	$(2,042)	$(17)	$(2)	$361	$0	$0	$4,049	$(15)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 04/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$2,750	Benchmark Pricing	Base Price	115.50
Industrials	1,178	Third Party Vendor	Broker Quote	109.00 - 112.25
Common Stocks
Financials	121	Other Valuation Technique (2)	—	—

Total	$4,049

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Notes to Financial Statements as the securities valued using such techniques that are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair market value of the Fund’s portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for the major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of April 30, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of April 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$338,217	$15,926	$(4,064)	$11,862

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NAB	National Australia Bank Ltd.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Income Strategy Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow
President

Date: June 26, 2015

By:	/s/ William G. Galipeau
William G. Galipeau Treasurer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow President

Date: June 26, 2015

By:	/s/ William G. Galipeau
William G. Galipeau Treasurer

Date: June 26, 2015